UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ConocoPhillips

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 15, 2018.

CONOCOPHILLIPS

600 N. DAIRY ASHFORD
PETROLEUM BUILDING #3038
HOUSTON, TX 77079

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 19, 2018
Date: May 15, 2018 Time: 9:00 a.m., Central Time
Location:	Omni Houston Hotel at Westside
13210 Katy Freeway
Houston, Texas 77079

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Please review the proxy materials for information on what you will need to bring to be admitted to the meeting. You will need valid picture identification and an admission ticket or proof of ownership. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET.
Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1-3.

1.	ELECTION OF DIRECTORS

Nominees:

	1a.	Charles E. Bunch

	1b.	Caroline Maury Devine

	1c.	John V. Faraci

	1d.	Jody Freeman

	1e.	Gay Huey Evans

	1f.	Ryan M. Lance

	1g.	Sharmila Mulligan

	1h.	Arjun N. Murti

	1i.	Robert A. Niblock

	1j.	Harald J. Norvik

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips' independent registered public accounting firm for 2018.

3.	Advisory Approval of Executive Compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 4.

4.	Policy to use GAAP Financial Metrics for Purposes of Determining Executive Compensation.

5.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Transcript of
Annual Meeting Website Welcome Video by
Ryan Lance, Chairman and Chief Executive Officer of
ConocoPhillips

Welcome to the website for our annual meeting of shareholders.

Here you’ll find a great deal of information about our company, as well as tools to help you cast your votes as a shareholder and participate in this year’s meeting.

Our 2018 meeting is on Tuesday, May 15 at 9 a.m. Central time. We encourage you to review the 2018 Proxy Statement. It offers information on our company – our leadership and policies – and how we ensure good corporate governance.

The proxy also gives you the procedures for voting your shares. You can vote your shares either on this website, via the telephone, through the mail, or in person at the meeting.

We’re excited to share our 2017 achievements with you. ConocoPhillips has taken a leadership stance with a new approach to delivering predictable performance and superior returns to shareholders across a wide range of commodity prices. At the core of our returns-focused value proposition are five cash flow allocation priorities for shareholders:

●	First, invest enough cash to maintain flat production and pay our existing dividend;
●	Second, grow our dividend;
●	Third, reduce our debt levels to target an ‘A’ credit rating;
●	Fourth, pay out roughly 20 to 30 percent of our cash from operating activities to shareholders through a combination of the dividend and share buybacks; and
●	Fifth, invest in our low cost of supply portfolio to expand cash flow.

When we introduced this value proposition in 2016 we were met with skepticism. Some challenged whether we could execute our bold set of priorities. Others questioned whether there was a market for an E&P company focused on returns rather than growth. In 2017 we addressed both of those concerns.

We significantly reset our portfolio by reducing our exposure to North American gas and oil sands, through dispositions that generated about $16 billion. Our cash flow from operations exceeded our capital by $2.5 billion. We reduced our debt by almost 30 percent. And we returned 61 percent of our cash flow from operations to our shareholders via our dividend and buybacks.

We delivered on our operational metrics while achieving one of our best years ever on safety, and we took a visible step to sustain our environmental, social and governance leadership by announcing a long-term target to reduce greenhouse gas emissions.

So by any measure, 2017 was an exceptional year for the company. We generated a total shareholder return of 12 percent, which was differential to most other E&P companies. Most importantly, we’re in a stronger position to deliver improved cash and financial returns even if crude prices retreat to $50 per barrel or less.

I look forward to reviewing our 2017 performance and our outlook for the years ahead at the upcoming shareholder meeting. So again, please join us if you can, either in person or via the live video webcast.

We appreciate your support and your interest in our company.

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Friday, March 16, 2018 4:38 AM
To:	Berkowitz, Rebecca x56976
Subject:	#CONPHIL18# CONOCOPHILLIPS Annual Meeting %P04835_0_0123456789012345_0000001%

The 2018 Annual Meeting of Stockholders of ConocoPhillips will be held on May 15, 2018 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, TX. You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting. THIS WILL SERVE AS AN ADMISSION TICKET.

Our records indicate that either (i) you have elected to receive electronic copies of the annual meeting materials (proxy statement and annual report) OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials. We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN): last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. For most stockholders, internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 14, 2018.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

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From:	SPECIMEN <id@ProxyVote.com>
Sent:	Friday, March 16, 2018 4:38 AM
To:	Berkowitz, Rebecca x56976
Subject:	#COPACT18# CONOCOPHILLIPS Annual Meeting %Z71977_0_0123456789012345_0000001%

The email below contains a control number which will allow you to act as a fiduciary and direct voting for unvoted shares of ConocoPhillips stock held in the ConocoPhillips Savings Plan.

The 2018 Annual Meeting of Stockholders of ConocoPhillips will be held on May 15, 2018 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, TX. You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting. THIS WILL SERVE AS AN ADMISSION TICKET.

We are providing you, as an employee stockholder of our Company, with electronic copies of the annual meeting materials (proxy statement and annual report) and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and reduces mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

Notice of Fiduciary Vote- As an active employee participating in the Savings Plan you may (and by voting using the control number below, you will) direct Vanguard Fiduciary Trust Company, the Trustee of the Savings Plan, to vote a pro rata portion of all shares of stock representing the interests of Savings Plan participants who fail to give voting direction to the Trustee for the May 15, 2018 Annual Meeting of Stockholders. By electing to direct the Trustee's vote of shares which do not represent your interest in the Savings Plan, you become a fiduciary of the Savings Plan for voting such shares and you must act in the best interest of all participants of the Savings Plan. Fiduciary duties are described further in the Savings Plan Summary Plan Description.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN): last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 10, 2018.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Friday, March 16, 2018 4:39 AM
To:	Berkowitz, Rebecca x56976
Subject:	#COPNON18# CONOCOPHILLIPS Annual Meeting %Z71978_0_0123456789012345_0000001%

The email below contains a control number which will allow you to direct voting for shares of ConocoPhillips stock in the ConocoPhillips Savings Plan.

The 2018 Annual Meeting of Stockholders of ConocoPhillips will be held on May 15, 2018 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, TX. You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting. THIS WILL SERVE AS AN ADMISSION TICKET.

As a participant in the Savings Plan, you may direct Vanguard Fiduciary Trust Company, the Trustee of the Savings Plan, to vote the shares of ConocoPhillips Common Stock representing your interest as of March 19, 2018, the record date for the 2018 Annual Meeting of Stockholders. We are providing you, as an employee stockholder of our Company, with electronic copies of the annual meeting materials (proxy statement and annual report) and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and reduces mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

*** PRINT OPTIONS ARE NOT SET NO SUMMARY PROCESSING INFO WILL BE DISPLAYED ***.

PERSONAL IDENTIFICATION NUMBER (PIN): last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 10, 2018.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Friday, March 16, 2018 4:39 AM
To:	Berkowitz, Rebecca x56976
Subject:	#COPINT18# CONOCOPHILLIPS Annual Meeting %Z71980_0_0123456789012345_0000001%

The 2018 Annual Meeting of Stockholders of ConocoPhillips will be held on May 15, 2018 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, TX. You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting. THIS WILL SERVE AS AN ADMISSION TICKET.

Our records indicate that either (i) you have elected to receive electronic copies of the annual meeting materials (proxy statement and annual report) OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials. We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN): the four digit number you selected at the time of your enrollment.

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Voting will be accepted until 11:59 p.m. (EDT) on May 8, 2018.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1